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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2007

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                        0- 24571             43-1816913
         --------                        --------             ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On June 15, 2007, Pulaski Financial Corp. (the "Corporation") issued a letter to its shareholders including fiscal 2007 financial highlights, an update of the Corporation's business strategies and an outlook for the remainder of fiscal 2007. A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.01       REGULATION FD DISCLOSURE
                ------------------------

         On June 15, 2007, the Corporation issued a letter to its shareholders including fiscal 2007 financial highlights, an update of the Corporation's business strategies and an outlook for the remainder of fiscal 2007. A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable


        (c)     Shell Company Transactions:  Not Applicable

        (d)     Exhibits

                Number            Description

                99.1              Shareholder Letter, dated June 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: June 15, 2007                     By: /s/ William A. Donius
                                            ------------------------------------
                                            William A. Donius
                                            Chairman and Chief Executive Officer